Nutronics Acquisition Overview November 14, 2019

Safe Harbor Statement Certain statements in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “expected,” “intended,” “estimates,” and similar expressions may identify these forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding the expected growth rate and addressable opportunity of the directed energy laser market, the effect of any share repurchases we make, the expected revenue contribution of the Nutronics acquisition, as well as any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially and adversely from these forward-looking statements, including but not limited to: (1) our ability to generate sufficient revenues to achieve or maintain profitability in the future, (2) fluctuations in our quarterly results of operations and other operating measures, (3) downturns in the markets we serve could materially adversely affect our revenues and profitability, (4) our high levels of fixed costs and inventory levels may harm our gross profits and results of operations in the event that demand for our products declines or we maintain excess inventory levels, (5) the competitiveness of the markets for our products, (6) our substantial sales and operations in China, which expose us to risks inherent in doing business there, (7) the effect of current and potential tariffs and global trade policies on the cost of our products, (8) our manufacturing capacity and operations may not be appropriate for future levels of demand, (9) our reliance on a small number of customers for a significant portion of our revenues and (10) the risk that we may be unable to protect our proprietary technology and intellectual property rights. Additional information concerning these and other factors can be found in nLIGHT's filings with the Securities and Exchange Commission (the “SEC”), including other risks, relevant factors and uncertainties identified in the “Risk Factors” section of nLIGHT's Annual Report on Form 10-K or subsequent filings with the SEC. nLIGHT undertakes no obligation to update publicly or revise any forward-looking statements contained herein to reflect future events or developments, except as required by law. This presentation also contains estimates, projections and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry and our business. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the accuracy and completeness of the information obtained by third parties included in this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products of nLIGHT, Inc Proprietary Information | 2

Directed Energy Laser | Value Proposition for Defense Applications Benefits of Laser Systems • Speed of light delivery • Precision engagement • Depth of magazine • Low engagement cost Images : U.S. Navy, U.S. Army – representative applications does not imply or constitute DoD endorsement. Proprietary Information | 3

Nutronics | Corporate Overview • Founded 1995 and based in Longmont, CO • Over 30 full-time employees • Key capabilities – Coherent beam combining – Beam control • Numerous programs completed with U.S. government agencies and prime contractors • Multiple directed energy program awards from U.S. government for development of high-energy lasers (HEL) and beam control technology Proprietary Information | 4

nLIGHT and Nutronics | Vertical Integration - Chip Through Beam Control Semiconductor Fiber Beam Beam Beam DE Laser Laser Laser Combining ControlBeam Director Systems Control Defense Contractors Proprietary Information | 5

Strategic Rationale • Expands offering for directed energy - one of the fastest growing markets for high power lasers • Complementary strengths • nLIGHT: Leader in high-power semiconductor and fiber lasers for industrial and defense applications • Nutronics: Leader in beam combining and beam control for directed energy • Vertical integration allows for optimization of cost, performance, size, weight and power consumption (SWaP) • Nutronics more than doubles nLIGHT’s addressable opportunity in what today is a >$300M annual opportunity in high-energy laser development programs Source: nLIGHT estimates of known public US Directed Energy Programs - laser includes Proprietary Information | 6 laser and beam control

Transaction Details • Consideration • $17.5M of cash consideration paid at closing • $15.8M of restricted stock units, four year vesting, awarded as part of employment agreements • nLIGHT Board approved $10M share repurchase intended to offset potential RSU dilution • Nutronics expected to add $25M to $40M to nLIGHT’s 2020 revenues • Near-term revenues primarily cost-plus-fixed-fee government contracts • Closed on November 14, 2019 and funded through cash on nLIGHT’s balance sheet • Post closing nLIGHT net cash balance in excess of $100M Proprietary Information | 7

NUTRONICS